EXHIBIT (n)

                Other Opinions:
                     Ameritas Variable Life Insurance Company
                        Independent Auditors' Consent
                        Consent of Independent Registered Public Accounting Firm
                     Ameritas Life Insurance Corp.
                        Independent Auditors' Consent
                     AMAL Corporation
                        Independent Auditors' Consent
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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 7 to Registration Statement No. 333-64496 of Ameritas Variable Life Insurance Company Separate Account V on Form N-6 of our report dated February 22, 2005, on the financial statements of Ameritas Variable Life Insurance Company, appearing in the Statement of Additional Information, included in Post-Effective Amendment No. 5 to Registration Statement No. 333-64496, and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
October 31, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 7 to Registration Statement No. 333-64496 of Ameritas Variable Life Insurance Company Separate Account V on Form N-6 of our report dated February 22, 2005, on the financial statements of the subaccounts of Ameritas Variable Life Insurance Company Separate Account V, appearing in the Statement of Additional Information, included in Post-Effective Amendment No. 5 to Registration Statement No. 333-64496, and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
October 31, 2005

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 7 to Registration Statement No. 333-64496 of Ameritas Variable Life Insurance Company Separate Account V on Form N-6 of our report dated March 3, 2005, on the statutory financial statements of Ameritas Life Insurance Corp., appearing in the Statement of Additional Information included in Post-Effective Amendment No. 14 to Registration Statement No. 33-86500, and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Lincoln, Nebraska
October 31, 2005

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 7 to Registration Statement No. 333-64496 of Ameritas Variable Life Insurance Company Separate Account V on Form N-6 of our report dated October 25, 2005, on the consolidated financial statements of AMAL Corporation and subsidiaries, appearing in the Exhibit (o), which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
October 31, 2005